                             THE GABELLI VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

TO OUR SHAREHOLDERS:

         During the three months ended September 30, 1995, increasing investor confidence that the economy was landing with its nose up resulted in another strong backdrop for U.S. stocks. Consumer non-durables replaced high technology stocks as market leaders. Bank stocks performed well as the visible Chase Manhattan/Chemical merger underscored accelerating consolidation in that industry. The Disney/Capital Cities, Westinghouse/CBS, and Time Warner/Turner Broadcasting deals focused attention on underlying valu es in the media marketplace.


INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------------------------
                                                             QUARTER
                                             ---------------------------------------
                                              1ST        2ND         3RD         4TH        YEAR
                                              ---        ---         ---         ---        ----
1995:   Net Asset Value . . . . . . . . .    $11.41     $11.75      $12.81          --         --
        Total Return  . . . . . . . . . .       8.8%       3.0%        9.0%         --         --
--------------------------------------------------------------------------------------------------
1994:   Net Asset Value . . . . . . . . .    $11.37     $11.55      $12.43      $10.49     $10.49
        Total Return  . . . . . . . . . .      (6.0)%      1.6%        7.6%       (2.7)%      0.0%
--------------------------------------------------------------------------------------------------
1993:   Net Asset Value . . . . . . . . .    $11.15     $11.93      $13.92      $12.09     $12.09
        Total Return  . . . . . . . . . .      10.1%       7.0%       16.7%        1.5%      39.4%
--------------------------------------------------------------------------------------------------
1992:   Net Asset Value . . . . . . . . .    $10.40     $ 9.84      $10.04      $10.13     $10.13
        Total Return  . . . . . . . . . .       9.7%      (5.4)%       2.0%        6.4%      12.7%
--------------------------------------------------------------------------------------------------
1991:   Net Asset Value . . . . . . . . .    $ 9.51     $ 9.50      $ 9.57      $ 9.48     $ 9.48
        Total Return  . . . . . . . . . .      11.8%      (0.1)%       0.7%        2.5%      15.3%
--------------------------------------------------------------------------------------------------
1990:   Net Asset Value . . . . . . . . .    $ 9.23     $ 9.36      $ 8.19      $ 8.51     $ 8.51
        Total Return  . . . . . . . . . .      (2.4)%      1.4%      (12.5)%       9.0%      (5.6)%
--------------------------------------------------------------------------------------------------
1989:   Net Asset Value . . . . . . . . .        --         --          --      $ 9.58     $ 9.58
        Total Return  . . . . . . . . . .        --         --          --         2.1%(b)   2.1%(b)
--------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 1995(a)
  ------------------------------------------------
1 Year ...................................      18.8%
       ...................................      12.3%(c)
5 Year ...................................      19.3%
       ...................................      17.9%(c)
Life of Fund (b)  ........................      13.4%
       ....................................     12.4%(c)

                 DIVIDEND HISTORY
-----------------------------------------------------
PAYMENT (EX) DATE  RATE PER SHARE  REINVESTMENT PRICE
-----------------  --------------  ------------------
December 30, 1994       $1.600          $10.49
December 31, 1993       $2.036          $12.09
December 31, 1992       $0.553          $10.13
December 31, 1991       $0.334          $ 9.48
December 31, 1990       $0.420          $ 8.51
March 19, 1990          $0.120          $ 9.21
December 29, 1989       $0.0678         $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the
Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results.  Investment returns and the principal value of an investment will fluctuate.  When shares are redeemed they may be worth more or less than their
original cost.   (b) From commencement of operations on September 29, 1989. (c)
Includes the effect of the maximum 5.5% sales charge at beginning of period.
--------------------------------------------------------------------------------------------------

         For the three months ended September 30, 1995, The Gabelli Value Fund's net asset value increased a strong 9.0% to $12.81 per share. This compares to gains of 7.9% for the unmanaged Standard & Poor's 500 Index, and 6.4% and 9.9%, respectively, for the Value Line Composite and Russell 2000 Index, each of which are unmanaged indicators of stock market performance. For the nine months ended September 30, 1995, the Value Fund gained 22.1% versus 29.8% for the S&P 500, 19.3% for the Value Line Composite and 25.7% for the Russell 2000 Index.

          The Fund's total return since inception on September 29, 1989, through September 30, 1995, was 113.3%, which reflects an average annual total return of 13.4% assuming reinvestment of all dividends and distributions. The Fund's three- and five-year average annual returns through September 30, 1995, were 21.9% and 19.3%, respectively. This compares with average annual returns of 15.0% and 17.2% for the S&P 500 during the respective periods. On September 30, 1995, the Fund's shareholder base was 40,066, and total net assets were $513.9 million.

COMMENTARY

THE MARKET
----------

          As money managers entrusted with your hard earned financial assets, we tend to spend less time pondering good news and more time worrying about what could go wrong. This mindset no doubt colors our opinions on the economy and market.

          Blessed with 20/20 hindsight, 1995's strong stock market is easily explained. Steady economic growth, better than expected corporate earnings and declining interest rates, all under the backdrop of investor optimism that Washington will finally put our government's fiscal house in order, provided a nearly perfect formula for a big market rally. These fundamentals were fueled by a favorable flow of funds to U.S. equities through mutual funds and a record amount being reinvested from torrid merger and acquisition activity.

          Looking forward, we ask whether all the components of this bull market will remain intact. Will the economy accelerate, and thus rekindle inflationary concerns? Will corporate earnings continue to be good, although perhaps not as strong as rising consensus expectations? Are stocks running too far ahead of economic reality on a valuation basis? Will Washington deliver on its promise to feed the entrepreneur and starve the bureaucrat? We continuously evaluate these questions.

          Over the short term, we expect the domestic economy to continue chugging along aided by the higher demand for American products and services from the reviving economies of Europe and the Pacific Rim. On the inflation front, the outlook for wage costs, a major component of inflation, remains favorable. However, the supply/demand balance for selected industrial and agricultural commodities points to somewhat higher prices. Oil prices may also trend upward with worldwide energy consumption rising and production shifting to the Middle East. Overall, while we currently see no yellow flags, we are not among those investors betting that inflation is stone cold dead.

          As for corporate profits, our concern is that after two years of underestimating earnings, Wall Street may have gone too far in the other direction. During the third quarter, we have seen a number of high profile corporations trying to constrain analysts' overly optimistic expectations. Companies releasing even modest earnings disappointments have been shelled in the market. Fortunately, we expect continued productivity gains and an uptick in broad economic activity will help fourth quarter earnings, and results should exceed analysts' cooled off expectations.

          On a price/earnings ("P/E") basis, one could argue that the market is less expensive today than it was at the beginning of 1994. But remember, P/E ratios are a function of interest rates and investor expectations. If, as we anticipate, rates are near an intermediate-term bottom and traders' rosy earnings expectations are not met, the market could get cheaper despite reasonably good economic and earnings news.

          Washington is another wild card. Will the so-called "Republican Revolution" result in legislation which promotes long-term fiscal discipline and prudent economic growth policies? We will get a solid glimpse at this as the debate over deficit reduction/tax reduction crests in November/December.

          Our conclusion from all this conjecture is a simple one: that market risk has risen. If any of the aforementioned concerns prove to be worth worrying about, the broad market could hit a rough patch of road. Our response is consistent with our investment philosophy: to focus on stocks that are materially underpriced relative to their real world economic value. The direction of the market will have some short-term impact on stock prices, but longer term, it will recognize value.

CORPORATE MERGERS AND RESTRUCTURING

HUMPTY--DUMPTY
--------------

          In the familiar nursery rhyme, Humpty Dumpty's fall was a tragedy:
"All the king's horses and all the king's men couldn't put Humpty Dumpty back together again." Stock market investors are taking a very different attitude to the breaking of several large corporate eggs. Pending and completed sales and spin-offs from such companies as American Express Company (AXP - $44.375
- NYSE), ITT Corporation (ITT - $124.00 - NYSE), Sears, Roebuck and Co. (S - $36.875 - NYSE), Tenneco Inc. (TEN - $46.25 - NYSE) and most recently, AT&T Corp. (T - $65.75 - NYSE), have shown that the value of the shell, egg white and yolk is often greater than that of the whole egg.

        Corporate CEOs are under increasing pressure to narrow the spread between the public price and intrinsic value. We believe this trend will continue. In many instances, the advantages of dismantling large companies are clear cut. Parent companies which are able to focus more directly on core businesses can improve operating performance substantially -- American Express' progress with its core credit card business is a terrific example of this. Spin-off companies generally have more focused, incentivized management -- AirTouch Communications Inc. (ATI - $30.625 - NYSE), spun-off by Pacific Telesis Group Inc. (PAC - $30.75 - NYSE), Allstate Corp. (ALL - $35.375 - NYSE), spun off by Sears; and Eastman Chemicals Co. (EMN - $64.00 - NYSE), spun off by Eastman Kodak Company (EK - $59.25 - NYSE) are good examples. By selling underperforming divisions, companies can raise capital to enhance the growth of their more profitable existing operations -- see Tenneco as an illustration. And, by shedding the ugly duckling in an otherwise attractive flock of businesses, companies like American Brands, Inc. (AMB - $42.25 - NYSE), which stripped its low multiple life insurance business, receive a better appraisal from investors.

        As we predicted at the outset of 1995, our portfolio has experienced some of the benefits of egg breaking in portfolio holdings such as AirTouch, American Express and American Brands. In addition, the portfolio has many other potential Humpty Dumptys. Hilton Hotels Corporation (HLT - $63.875 - NYSE), whose announced separation of its hotel and gambling businesses has been delayed, should be split in early 1996, possibly foreshadowing the sale of one or both of the businesses. General Motors Corporation (GM - $46.875 - NYSE), whose parts we believe could be worth as much as $100 per share on an independent basis, is a prime restructuring candidate and Johnson Controls, Inc. (JCI - $63.25 - NYSE) has several parts which are more valuable as stand alone operations. Time Warner Inc. (TWX - $39.75 - NYSE) has expressed a desire to separate its cable television operations from its content and creativity businesses. The proposed combination with Turner Broadcasting System, Inc. (TBSA - $27.625 - ASE) will delay progress on this front, but we believe it is a goal that will eventually be accomplished.

          Our conclusion is that investors who focus on Humpty Dumptys won't get egg on their faces.

THE MEDIA MATING GAME
---------------------

          In 1993, we said that Viacom Inc.'s (VIA - $49.75 - ASE; VIA'B - $49.75 ASE) acquisition of Paramount was only the beginning of the media mating game. With the Disney/Cap Cities, Westinghouse/CBS and Time Warner/Turner Broadcasting matches, the activity has intensified. Creativity and content companies need to ensure distribution of their products. Distribution companies need to guarantee the supply of programming. Everyone is scrambling for a suitable partner.

          Who's attending the party?  General Electric Company's (GE - $63.75
- NYSE) NBC and Seagram Company Ltd.'s (VO - $35.875 - NYSE) MCA are standing alone by the punch bowl. News Corporation Limited's (NWS - $22.00 - NYSE) Rupert Murdoch is prowling around the dance floor looking for more partners. Viacom's Sumner Redstone is resting after his torrid tango with Paramount, but may have a few more dances in him. Tele-Communications, Inc./Liberty Media Group's (LBTYA - $26.75 - NASDAQ) John Malone is chaperoning a group of attractive little cable networks. He appears willing to let Time Warner dance with his Turner stake. He may be looking for a replacement for his stable or perhaps encouraging some of his other wallflowers to dance.

          The party won't be over for a while and it's hard to predict who will ultimately be going home together. However, it's fun to be there with portfolio holdings like Viacom, Time Warner, Seagram, Telecommunications, Inc./Liberty Media Group, Chris-Craft Industries, Inc. (CCN - $43.50 - NYSE) and United Television, Inc. (UTVI - $89.25 - NASDAQ).

TIME WARNER/TURNER BROADCASTING
-------------------------------

          At the time of this writing, the proposed merger between Time Warner and Turner Broadcasting still faces many hurdles. Time Warner partner US WEST, Inc. (USW - $47.125 - NYSE) is threatening legal action to block the merger. The government is raising anti-trust issues. Liberty Media's John Malone still has effective veto power over the deal. Assuming these obstacles can be overcome, what would the combined companies offer investors? In our opinion -- a global media entity with outstanding long-term growth potential.

        Investors' immediate reaction to the deal has been negative, with Time Warner stock dropping nearly 10% following the bid for Turner. We know the problems: perceived near-term dilution for Time Warner shareholders; the potential for internal management strife; and quite possibly a long delay in Time Warner's plan to separate its cable television and content businesses.

          Now, let's look at the positives: an unrivaled film library to feed into expanding distribution systems here and abroad; the marriage of the most consistently profitable filmed entertainment producer and market share leader in recorded music with the most creative cable network package in the world; a combined company with sufficient financial muscle to take its products to the far corners of the globe. Ask yourself, "What American products travel well?" In addition to Coca-Cola and blue jeans, the answer is news, sports, movies, and music. The combined Time Warner/Turner Broadcasting has it all.

LET'S MAKE A DEAL
-----------------

          We have talked at length in our last several shareholder letters about increasing merger and acquisition activity and its likely impact on our portfolio. Indeed, we believe we were the first on Wall Street to proclaim the beginning of the third wave of takeovers since World War II. We pointed this out following GE's takeover attempt of Kemper in early 1994. At the beginning of this year, we opined that investors in the three Bs -- banks, brokers, and broadcasters -- would likely get hit with takeovers. We don't own bank stocks for the simple reason that we don't feel we have a competitive research advantage. We have been looking carefully at brokerage firms, some of which may find their way into our portfolio in the quarters ahead.

          We have had major and positive direct hits in the broadcast group, having witnessed Multimedia, Inc. (MMEDC - $43.50 - NASDAQ) being taken over at a heady premium to our purchase price. We have benefited even more by the mortar fire around us. Media General, Inc. (MEG'A - $35.75 - ASE) and the Chris-Craft/BHC/United Television troika have been terrific performers. If the telecommunications bill currently in front of Congress is passed relatively intact, broadcast companies will be able to expand their empires. If deals continue to be done at the kind of multiples to cash flow we have seen, public share prices in these companies will continue to grow.

WHAT WE DO

          We do what is described as bottom up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

          In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

          Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at

                                  [GRAPHIC]
earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

          Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

OUR APPROACH

         The Fund is a non-diversified mutual fund which invests in a concentrated portfolio of equity securities believed to have favorable EBITDA prospects. This strategy allows the Fund to make larger commitments, in industries or companies which we believe offer dynamic growth opportunities, than are possible with a more diversified portfolio. Consistent with this approach, the top ten holdings of the Fund represented over 50% of the portfolio at September 30, 1995.

LET'S TALK STOCKS

          The following are stock specifics on selected holdings of our Fund's investments. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AMERICAN EXPRESS COMPANY (AXP - $44.375 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and travel-related services. Its other important operation is Minneapolis-based American Express Financial Advisors, Inc. (formerly IDS Financial Services) which sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. Shearson, Executive Life and Bankers Life have been sold, while Lehman Brothers has been spun off. Discussions regarding a possible sale of its international banking subsidiary, American Express Bank, have been confirmed. We believe the company has been repositioned to enjoy double digit earnings growth over the balance of this decade.

CHRIS-CRAFT INDUSTRIES, INC. (CCN - $43.50 - NYSE) is primarily a television broadcaster through its 72% ownership of BHC Communications. BHC owns and operates independent TV stations in Los Angeles (KCOP) and Portland (KPTV). BHC also controls over 50% of United Television, Inc., which operates an NBC affiliate, an ABC affiliate and three independent stations. BHC has entered into a partnership agreement with Paramount Communications, Inc. to launch a new fifth television network called United Paramount Television Network
(UPN). CCN, with about $1.5 billion in marketable securities and cash, is strongly positioned to expand its operations. CCN is the eighth-largest TVstation group owner in the U.S. and covers almost 20% of TV households.

                               Chris-Craft Industries
                                  72%
                               BHC Communications
                                  56%
                               United Television

GENERAL ELECTRIC COMPANY (GE - $63.75 - NYSE), having an equity market valuation of $100 billion, is the largest U.S. company and the third largest industrial company in the world. Operating segments include aircraft engines, appliances, broadcasting (NBC), industrial products, plastic materials, power generating turbines and a hugely successful financial services business. Under Jack Welch's prodding, GE has recorded a series of impressive earnings gains.

HILTON HOTELS CORPORATION (HLT - $63.875 - NYSE) is a major lodging and gaming company. Hilton owns and manages about 240 hotels throughout the United States and franchises the Hilton name to other hotel operators. Hilton's hotels include the Waldorf-Astoria (New York), the Beverly Hilton (Los Angeles), the Chicago Hilton and a 50% interest in Hilton Hawaiian Village. HLT's international hotel business is operated under the Conrad Hotels name. Hotels bearing the "Hilton" name outside the U.S. are properties of the British company Ladbroke Group, plc. HLT operates gaming properties, primarily in Nevada, including the Flamingo and the Hilton in Las Vegas, two casino-hotels in Reno and one in Laughlin. HLT's Nevada properties have 11,000 rooms and more than 350,000 square feet of gaming space. HLT's board has approved a plan to spin off the company's gaming operations with the share-for-share, tax-free transaction expected to be completed early next year.

LIN BROADCASTING CORPORATION (LINB - $129.375 - NASDAQ), which we have recommended since 1969, ranks among the largest and most attractive cellular telephone operators in the U.S., with controlling interests in the New York, Los Angeles, Dallas and Houston markets. McCaw Cellular Communications, which was acquired by AT&T in 1994, controls 52% of LIN. McCaw (AT&T) is buying the 48% balance of LIN for $129.91 per share in cash. The Fund holds LIN to earn the difference between the current market price and the final "take out" price. The acquisition was completed in October 1995.

MEDIA GENERAL, INC. (MEG'A - $35.75 - ASE) is a Richmond, VA-based company, publishing daily newspapers in Richmond, Tampa, and Winston-Salem. Media General owns three network television stations in Tampa, Charleston, and Jacksonville and a cable television franchise in Fairfax County, VA. With the recovery in the operations and values of media properties, and a pickup in transactions in the cable arena, this company is poised for a significant rebound.

MULTIMEDIA, INC. (MMEDC - $43.50 - NASDAQ) is a diversified media company that owns highly profitable newspapers, television and radio stations, cable television franchises, a security monitoring service and an entertainment production and syndication business. The company is being acquired by Gannett, Inc. for $45.25 per share, with the closing expected by the end of 1995.

TELE-COMMUNICATIONS INC./LIBERTY MEDIA GROUP (LBTYA - $26.75 - NASDAQ) holds a valuable collection of programming investments. Liberty also has significant ownership stakes in many regional sports networks (Prime Sports and Sports Channel), the Discovery Channel, and the Home Shopping Network. With a proven management team led by Dr. John Malone, Liberty is expected to generate substantial shareholder value by building and leveraging an already strong collection of programming assets.

TIME WARNER INC. (TWX - $39.75 - NYSE), in a bold and brilliant tactic, is acquiring Turner Broadcasting System, Inc. for $7.5 billion. The acquisition will make TWX the largest diversified media and publishing company in the world and will add a wealth of programming to a company already rich in entertainment content. Time Warner is restructuring into two general areas: copyright and creativity, which includes publishing, music and filmed entertainment, and distribution, which is mostly cable. Under the aegis of Gerald M. Levin, investors can expect significant returns over the rest of the decade.

VIACOM INC. (VIA - $49.75 - ASE; VIA'B - $49.75 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its recent acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now selling non-core assets to reduce debt and focusing on the global expansion of its media franchises. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

MINIMUM INITIAL INVESTMENT - $1,000

          The Fund's minimum initial investment is $1,000. No initial minimum is required for those establishing an Automatic Investment Plan.

GABELLI U.S. TREASURY MONEY MARKET FUND

          Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including
management fees and expenses.   Read it carefully before you invest or send
money.

IN CONCLUSION

              The kind of broadly rising market we have experienced in the first three quarters of 1995 has been a tide lifting almost all boats. As is evidenced by the terrific returns delivered by index funds in every capitalization sector of the market, one has not needed to be an astute stock picker to have made very good money.

              Going forward, we doubt the market will be as kind to indexers and other non-selective investors. There are pockets of value which offer good investment opportunity in a less robust market and places of refuge should the market tide turn. We believe our focus on value will help us to move forward even in a less generous, broad market environment.

        The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABVX. Please call us during the day for further information.

              Thank you for your appreciation of our efforts to preserve and enhance the assets you have entrusted to us.

                                 Sincerely,


                                 /S/ MARIO J. GABELLI, CFA

                                 MARIO J. GABELLI, CFA
                                 President and
                                 Chief Investment Officer


October 16, 1995



--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1995
                               ------------------

Media General, Inc.                             LIN Broadcasting Corporation
Hilton Hotels Corporation                       General Electric Company
Chris-Craft Industries, Inc.                    Tele-Communications, Inc.
Multimedia, Inc.                                American Express Company
Time Warner Inc.                                Viacom Inc.
--------------------------------------------------------------------------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     MARKET
   SHARES                                           VALUE(C)
------------                                      ------------
               COMMON STOCKS--89.5%
               CABLE--25.4%
     260,000   Home Shopping Network, Inc. +..... $  2,405,000
     137,000   International Family
                 Entertainment, Inc., Class
                 B +.............................    2,603,000
   2,240,000   Media General, Inc., Class A......   80,080,000
     500,000   Multimedia, Inc., New +...........   21,750,000
     970,000   Tele-Communications, Inc., Class
                 A +.............................   16,975,000
     242,500   Tele-Communications, Inc./Liberty
                 Media Group, Class A............    6,486,875
                                                  ------------
                                                   130,299,875
                                                  ------------
               CONSUMER PRODUCTS--9.9%
     147,500   American Brands, Inc. ............    6,231,875
     180,000   Carter-Wallace, Inc. .............    2,250,000
      50,500   Culbro Corporation +..............    2,032,625
     300,000   General Electric Company..........   19,125,000
     150,000   Ralston Purina Group..............    8,681,250
     100,000   Syratech Corporation +............    2,050,000
      50,000   Tambrands Inc. ...................    2,193,750
     395,000   Whitman Corporation...............    8,146,875
                                                  ------------
                                                    50,711,375
                                                  ------------
               BROADCASTING--8.7%
     150,000   CBS Inc. .........................   11,981,250
     520,000   Chris-Craft Industries, Inc. .....   22,620,000
     125,000   Grupo Televisa S.A., GDR..........    2,500,000
     110,000   Liberty Corporation...............    3,575,000
       9,000   LIN Television Corporation........      279,000
     100,000   Turner Broadcasting System, Inc.,
                 Class A.........................    2,762,500
      12,000   United Television, Inc. ..........    1,071,000
                                                  ------------
                                                    44,788,750
                                                  ------------
               WIRELESS COMMUNICATIONS--7.8%
     130,000   AirTouch Communications Inc. +....    3,981,250
     435,000   Century Telephone Enterprises,
                 Inc. ...........................   13,213,125
     157,500   LIN Broadcasting Corporation......   20,376,562
     500,000   Telecom Italia Mobile SpA.........      834,083
      40,000   Telephone and Data Systems,
                 Inc. ...........................    1,680,000
                                                  ------------
                                                    40,085,020
                                                  ------------
               ENTERTAINMENT--6.5%
     500,000   Time Warner Inc. .................   19,875,000
     195,000   Viacom Inc., Class A +............    9,701,250
      76,813   Viacom Inc., Class B +............    3,821,457
                                                  ------------
                                                    33,397,707
                                                  ------------
               HOTELS/CASINOS--6.3%
     200,000   Aztar Corporation +...............    1,675,000
      25,000   Circus Circus Enterprises,
                 Inc. +..........................      700,000
     420,000   Hilton Hotels Corporation.........   26,827,500
      90,000   Mirage Resorts, Incorporated +....    2,958,750
                                                  ------------
                                                    32,161,250
                                                  ------------

                                                     MARKET
   SHARES                                           VALUE(C)
------------                                      ------------
               TELECOMMUNICATIONS--5.1%
     130,000   AT&T Corp. ....................... $  8,547,500
      75,000   BCE Inc. .........................    2,503,125
      76,000   C-TEC Corporation +...............    1,767,000
      28,000   Lincoln Telecommunications
                 Company.........................      525,000
       8,000   Motorola, Inc. ...................      611,000
      40,000   Northern Telecom Limited..........    1,425,000
      30,000   Southern New England
                 Telecommunications
                 Corporation.....................    1,061,250
     280,000   Sprint Corporation................    9,800,000
                                                  ------------
                                                    26,239,875
                                                  ------------
               INDUSTRIAL EQUIPMENT AND SUPPLIES--4.9%
      50,000   Ampco-Pittsburgh Corporation......      518,750
     100,000   AptarGroup, Inc. .................    3,312,500
      14,400   Brad Ragan, Inc. +................      482,400
      30,000   Deere & Company...................    2,441,250
     134,000   Gerber Scientific, Inc. ..........    2,395,250
      42,000   Ingersoll-Rand Company............    1,575,000
     200,000   Navistar International
                 Corporation +...................    2,400,000
     175,000   Pittway Corporation, Class A......   10,893,750
      28,000   Sequa Corporation, Class A +......      749,000
      20,000   Teledyne, Inc. ...................      542,500
                                                  ------------
                                                    25,310,400
                                                  ------------
               FINANCIAL SERVICES--4.6%
     380,000   American Express Company..........   16,862,500
     200,000   Lehman Brothers Holdings Inc. ....    4,625,000
      60,000   Salomon Inc. .....................    2,295,000
                                                  ------------
                                                    23,782,500
                                                  ------------
               AUTOMOTIVE--2.0%
     220,000   General Motors Corporation........   10,312,500
                                                  ------------
               PUBLISHING--1.5%
      38,000   McGraw-Hill Companies, Inc. ......    3,106,500
      31,000   Meredith Corporation..............    1,232,250
     240,000   Western Publishing Group, Inc.
                 +...............................    3,060,000
                                                  ------------
                                                     7,398,750
                                                  ------------
               METALS AND MINING--1.1%
      75,000   Barrick Gold Corporation..........    1,940,625
      60,000   Echo Bay Mines Ltd. ..............      652,500
      40,000   Homestake Mining Company..........      680,000
      65,000   Placer Dome Inc. .................    1,706,250
     200,000   Royal Oak Mines Inc. +............      862,500
                                                  ------------
                                                     5,841,875
                                                  ------------
               AUTOMOTIVE: PARTS AND ACCESSORIES--1.1%
     125,000   Handy & Harman....................    1,875,000
      50,000   Johnson Controls, Inc. ...........    3,162,500
      50,000   Quaker State Corporation..........      731,250
                                                  ------------
                                                     5,768,750
                                                  ------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     MARKET
   SHARES                                           VALUE(C)
------------                                      ------------
               COMMON STOCKS (CONTINUED)
               BUSINESS SERVICES--1.1%
     119,250   Berlitz International, Inc.,
                 New +........................... $  1,773,844
      35,000   Honeywell, Inc. ..................    1,500,625
     137,000   Nashua Corporation................    2,106,375
                                                  ------------
                                                     5,380,844
                                                  ------------
               ENERGY--0.8%
      16,000   Atlantic Richfield Company........    1,718,000
      30,000   Burlington Resources Inc. ........    1,162,500
     550,000   Kaneb Services, Inc. +............    1,375,000
                                                  ------------
                                                     4,255,500
                                                  ------------
               FOOD AND BEVERAGE--0.8%
      40,000   Quaker Oats Company...............    1,325,000
      26,000   Ralcorp Holdings, Inc. +..........      614,250
      40,000   Seagram Company Ltd. .............    1,435,000
      15,000   Wrigley (Wm.) Jr. Company.........      757,500
                                                  ------------
                                                     4,131,750
                                                  ------------
               RETAIL--0.7%
      20,000   Burlington Coat Factory Warehouse
                 Corporation +...................      265,000
      55,000   Hartmarx Corporation +............      330,000
     170,000   Neiman Marcus Group, Inc. ........    3,060,000
                                                  ------------
                                                     3,655,000
                                                  ------------
               DIVERSIFIED INDUSTRIAL--0.7%
       3,900   Brady (W.H.) Co., Class A.........      284,700
     217,500   Katy Industries, Inc. ............    2,066,250
      54,000   Lamson & Sessions Co. +...........      337,500
      30,000   Trinity Industries, Inc. .........      930,000
                                                  ------------
                                                     3,618,450
                                                  ------------
               SPECIALITY CHEMICAL--0.3%
      70,000   Ferro Corporation.................    1,741,250
                                                  ------------
               AVIATION: PARTS AND SERVICE--0.2%
      34,000   Hudson General Corporation........      816,000
                                                  ------------
TOTAL COMMON STOCKS..............................  459,697,421
                                                  ------------

                                                     MARKET
   SHARES                                           VALUE(C)
------------                                      ------------
               PREFERRED STOCK--0.0%
               INDUSTRIAL EQUIPMENT AND SUPPLIES--0.0%
         400   Teledyne, Inc., Series E, Pfd.,
                 $1.20........................... $      5,550
                                                  ------------
 PRINCIPAL
   AMOUNT
------------
               CORPORATE BONDS--0.4%
               ENTERTAINMENT--0.4%
$  1,204,550   Time Warner Inc., Conv. Sub. Deb.,
                 8.750% due 01/10/2015...........    1,258,755
     997,000   Viacom Inc., Ex. Sub. Deb., 8.000%
                 due 07/07/2006..................      983,914
                                                  ------------
TOTAL CORPORATE BONDS............................    2,242,669
                                                  ------------
               U.S. TREASURY BILLS--10.8%
  56,000,000   5.310% to 5.450% ++ due
                 10/26/1995-12/14/1995...........   55,558,584
                                                  ------------
               REPURCHASE AGREEMENT--1.0%
   5,191,000   Agreement with Salomon Inc.,
                 6.400% due 10/02/1995(a)........    5,191,000
                                                  ------------
TOTAL INVESTMENTS
  (COST $408,332,147)(B).................. 101.7%   522,695,224
OTHER ASSETS AND LIABILITIES (NET)........  (1.7)    (8,811,589)
                                           -----   ------------
NET ASSETS APPLICABLE TO 40,101,105 SHARES
  OF COMMON STOCK OUTSTANDING............. 100.0%  $513,883,635
                                           =====    ===========
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE...................................         $      12.81
                                                    ===========
MAXIMUM OFFERING PRICE PER SHARE
  ($12.81 / .945, BASED ON MAXIMUM
  SALES CHARGE OF 5.5% OF THE OFFERING
  PRICE AT SEPTEMBER 30, 1995)............          $     13.56
                                                    ===========

---------------

(a) Agreement dated 09/29/1995, to be repurchased at $5,193,769, collateralized by $4,831,000 U.S. Treasury Bonds, 8.875% due 02/15/1999 (value $5,352,278).
(b) Aggregate cost for Federal tax purposes was $408,523,340. Net unrealized appreciation for Federal tax purposes was $114,171,884 (gross unrealized appreciation was $123,981,298 and gross unrealized depreciation was $9,809,414).
(c) Securities traded on a national securities exchange are valued at the last sale price as of the close of business on the day the securities are being valued. Securities for which no sale was reported on that day and over-the-counter securities are valued at the mean between the last reported bid and asked prices. U.S. Government obligations and other debt instruments with 60 days or less to maturity are valued at amortized cost which approximates market value. Short-term investments with greater than 60 days to maturity are valued at the highest independent bid price as quoted by market makers.
 +  Non-income producing security.
++  Represents annualized yield at date of purchase.
GDR -- Global Depositary Receipt

                          THE GABELLI VALUE FUND INC.
                              One Corporate Center
                               Rye, NY 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                       BOARD OF DIRECTORS
 Mario J. Gabelli, CFA            Robert J. Morrissey
   Chairman and Chief               Attorney-at-Law
     Investment Officer               Morrissey & Hawkins
       Gabelli Funds, Inc.
 Bill Callaghan                   Karl Otto Pohl
   President                        Former President
     Bill Callaghan Associates        Deutsch Bundesbank
 Felix J. Christiana              Anthony R. Pustorino
   Former Senior Vice President     Certified Public Accountant
     Dollar Dry Dock Savings          Professor, Pace University
   Bank
 Anthony J. Colavita
   Attorney-at-Law
     Anthony J. Colavita, P.C.
                            OFFICERS
 Mario J. Gabelli, CFA            Bruce N. Alpert
   President and Chief              Chief Operating Officer,
     Investment Officer               Vice President and
                                      Treasurer
 James E. McKee
   Secretary

                                   CUSTODIAN
                     Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                  UNDERWRITER
                            Gabelli & Company, Inc.

-------------------------------------------------------------

This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
-------------------------------------------------------------

                                                                            LOGO

 THE
 GABELLI

 VALUE
 FUND
 INC.
                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1995